UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

PUMA BIOTECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 1700
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)

(424) 248-6500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PBYI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)
Puma Biotechnology, Inc., a Delaware corporation (the “Company”) held the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) on June 11, 2026 at the Company’s principal executive offices, 10880 Wilshire Blvd., Suite 1700, Los Angeles, California.

(b)	The following proposals were voted upon at the 2026 Annual Meeting, and the final voting results with respect to each such proposal are set forth below:

Proposal 1:
The Company’s stockholders elected the eight nominated directors identified below, each to serve and to hold office for a one-year term until the close of the Company’s next annual meeting of stockholders in 2027 and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Alan H. Auerbach	37,130,678	785,624	6,064,713
Alessandra Cesano	37,472,173	444,129	6,064,713
Allison Dorval	37,447,432	468,870	6,064,713
Michael P. Miller	37,220,974	695,328	6,064,713
Jay M. Moyes	36,586,798	1,329,504	6,064,713
Adrian M. Senderowicz	37,217,253	699,049	6,064,713
Brian Stuglik	37,372,588	543,714	6,064,713
Troy E. Wilson	32,546,955	5,369,347	6,064,713

Proposal 2:	The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
42,612,940	1,328,476	39,599	0

Proposal 3:	The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
29,326,673	7,878,580	711,049	0

Proposal 4:
The Company’s stockholders did not approve an amendment to the terms of the warrant, issued to Alan H. Auerbach, President and Chief Executive Officer of the Company on October 4, 2011, as amended on June 15, 2021, to purchase 2,116,250 shares of the Company’s common stock at $16.00 per share (the “Auerbach Warrant”), to extend the term of the Auerbach Warrant from October 4, 2026 until October 4, 2028.

For	Against	Abstain	Broker Non-Votes
18,234,150	19,596,238	85,914	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: June 16, 2026	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President